UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    November 3, 2005
ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     and
Item 7.01. Regulation FD Disclosure.
     On November 3 2005, Abercrombie & Fitch Co. (the “Registrant”) issued a news release reporting net sales and comparable store sales for the four-week period ended October 29, 2005 and net sales and comparable store sales for the fiscal year-to-date. A copy of the November 3, 2005 news release is furnished as Exhibit 99.1 to this Current Report on Form 8 K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable.
     (d) Exhibit:
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on November 3, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 7, 2005	By:	/s/ Michael W. Kramer

Michael W. Kramer Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated November 7, 2005
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on November 3, 2005